Exhibit 99.1

FOR IMMEDIATE RELEASE
December 3, 2009

Novell Reports Financial Results for Fourth Fiscal Quarter and Full Fiscal Year 2009

WALTHAM, Mass. – December 3, 2009 – Novell, Inc. (NASDAQ: NOVL) today announced financial results for its fourth fiscal quarter and full fiscal year ended October 31, 2009. For the quarter, Novell reported net revenue of $216 million. This compares to net revenue of $245 million for the fourth fiscal quarter of 2008. GAAP loss from operations for the fourth fiscal quarter of 2009 was $259 million, which included a $279 million non-cash impairment charge to goodwill and intangible assets. This compares to GAAP loss from operations of $6 million for the fourth fiscal quarter of 2008. GAAP net loss in the fourth fiscal quarter of 2009 was $256 million, or $0.74 loss per share. This compares to GAAP net loss of $16 million, or $0.05 loss per share, for the fourth fiscal quarter of 2008. In the fourth fiscal quarter of 2009, foreign currency exchange rates negatively impacted net revenue by $2 million, did not materially impact operating expenses and negatively impacted the loss from operations by $1 million compared to the same period last year.

On a non-GAAP basis, income from operations for the fourth fiscal quarter of 2009 was $37 million. This compares to non-GAAP income from operations of $32 million in the same period last year. Non-GAAP net income for the fourth fiscal quarter of 2009 was $38 million, or $0.11 per share. This compares to non-GAAP net income of $22 million, or $0.06 per share, for the fourth fiscal quarter of 2008. A reconciliation of GAAP to non-GAAP results is provided in the financial schedules as part of this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

For the full fiscal year 2009, Novell reported net revenue of $862 million and GAAP loss from operations of $206 million, which included a $279 million non-cash impairment charge to goodwill and intangible assets. Comparatively, net revenue for the full fiscal year 2008 was $957 million and GAAP income from operations was $5 million. GAAP net loss for the full fiscal year 2009 was $213 million, or $0.62 loss per share, compared to a net loss of $9 million, or $0.02 loss per share, for the full fiscal year 2008. In the full fiscal year 2009, foreign currency exchange rates unfavorably impacted net revenue by $17 million, positively impacted operating expenses by $32 million and favorably impacted income from operations by $15 million compared to the prior fiscal year.

On a non-GAAP basis, income from operations for the full fiscal year 2009 was $139 million. This compares to non-GAAP income from operations of $97 million in the prior fiscal year. Non-GAAP net income for the full fiscal year 2009 was $117 million, or $0.34 per share. This compares to non-GAAP net income of $91 million, or $0.26 per share, for the full fiscal year 2008.

For the fourth fiscal quarter of 2009, Novell reported $41 million of product revenue from Open Platform Solutions, of which $39 million was from Linux Platform Products, up 14% compared to product revenue from Linux Platform Products in the same period last year. Product revenue from Identity and Security Management was $32 million, of which Identity, Access and Compliance Management was $30 million, down 14% compared to product revenue from Identity, Access and Compliance Management in the same period last year. Product revenue from Systems and Resource Management was $40 million, down 10% compared to the same period last year. Workgroup product revenue of $78 million decreased 15% compared to the same period last year.

For the full fiscal year 2009, Novell reported $157 million of product revenue from Open Platform Solutions, of which $149 million was from Linux Platform Products, up 21% compared to product revenue from Linux Platform Products in the prior fiscal year. Product revenue from Identity and Security Management was $121 million, of which Identity, Access and Compliance Management was $112 million, down 10% compared to product revenue from Identity, Access and Compliance Management in the prior fiscal year. Product revenue from Systems and Resource Management was $161 million, down 6% compared to the prior fiscal year. Workgroup product revenue of $319 million decreased 13% compared to the prior fiscal year.

“While it was a challenging year in terms of revenue, we worked hard to improve our cost structure, deliver innovative solutions, and expand our partner ecosystem while delivering a significant improvement in non-GAAP operating margin, which increased to 16% from 10% last year,” said Ron Hovsepian, President and CEO of Novell. “As we move into 2010, we will focus on invoicing growth as we pursue opportunities in our current markets as well as new opportunities in the emerging market of Intelligent Workload Management.”

Cash, cash equivalents and short-term investments were $983 million at October 31, 2009, up from $921 million last quarter. Days sales outstanding in accounts receivable was 75 days at the end of the fourth fiscal quarter of 2009, up from 72 days at the end of the year-ago quarter. Total deferred revenue was $689 million at the end of the fourth fiscal quarter of 2009, down from $730 million at the end of the year-ago quarter. For the full fiscal year 2009, cash flow from operations was $69 million. This compares to cash flow from operations of $56 million for the full fiscal year 2008.

Further details on Novell’s reported results are included in the financial schedules that are a part of this release.

Financial Outlook
Novell management issues the following guidance:
For the first fiscal quarter of 2010:

  Net revenue is expected to be between $200 million and $210 million
  Non-GAAP operating margin is expected to be between 14% and 16%
  Invoicing growth is expected to improve from first fiscal quarter 2009 levels

Conference Call Notification and Web Access Detail
A one-hour conference call with Novell management to discuss the quarter and the year will be broadcast at 5:00PM ET on December 3, 2009. The conference call will be available live as a listen-only webcast from Novell’s Investor Relations web page at: www.novell.com/company/ir/qresults. The domestic toll-free dial-in number is 866-335-5255, password “Novell.” The international dial-in number is +1-706-679-2263, password “Novell.”

Following the live event, an archived version of the webcast will be available for twelve months on the Novell Investor Relations web page at: www.novell.com/company/ir/qresults.

A copy of this press release is posted on the Novell Investor Relations web page at: www.novell.com/company/ir/qresults.

Non-GAAP Financial Measures
We supplement our consolidated unaudited condensed financial statements presented in accordance with GAAP with certain non-GAAP financial measures. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted income from continuing operations, adjusted net income, adjusted income per share from continuing operations and adjusted net income per share both of which are based on an adjusted number of diluted weighted average shares. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and to enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine compensation. The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are excluded from most analysts’ consensus estimates, that are unusual, and/or that arise outside of the ordinary course of business, such as, but not limited to, those related to stock-based compensation, acquisition-related intangible asset amortization, restructuring, asset impairments, litigation judgments and settlements, purchased in-process research and development, and the sale of business operations, long-term investments, and property, plant and equipment.

We also present a projection of our non-GAAP operating margin. This projection is a forward-looking, non-GAAP financial measure. The corresponding GAAP financial measure of operating margin is not available and cannot be provided without undue effort because we are unable to accurately forecast information regarding expenses or gains such as, but not limited to, those listed above. We believe that the corresponding GAAP financial measure is not likely to be significant to an understanding of our business because there is likely to be substantial variability between projected and actual realization of the expenses and gains described above and/or that such expenses or gains are likely to arise outside of the ordinary course of business.

Legal Notice Regarding Forward-Looking Statements
This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, including those related to future financial and operating results, targets, and prospects; future opportunities; operating margins; progress of growth businesses; invoicing growth; profitability; short-term and long-term trends; the macroeconomic environment; customer priorities; timing of realization of projections; functionality, characteristics, quality and performance capabilities of Novell’s products and technology; and results achievable and benefits attainable through deployment of Novell’s products and provision of services. Forward-looking statements forecasting growth in financial metrics are predicated on assumptions regarding improvements in the overall economy and the markets served by the Company and in which the Company operates, the timing of which are impossible to accurately predict. Actual results may differ materially from the results discussed in or implied by such forward-looking statements, which are based upon information that is currently available to us and/or management’s current expectations, speak only as of the date hereof, and are subject to a number of factors, including, but not limited to: difficulties, delays or unexpected costs in completing our cost reduction and sales growth strategic initiatives; our ability to attract and retain new customers through our indirect sales strategy; our reliance on an indirect sales channel for the distribution of products; our ability to renew SLESTM subscriptions with those customers who have received SLES certificates from Microsoft; an accelerated decline in our OES and NetWare-related revenue stream; the ability of our Open Platform Solutions, Identity and Security Management, and Systems and Resource Management business unit segments to grow at expected rates; our ability to successfully integrate acquired companies; our ability to compete in markets for infrastructure software services; our ability to meet customer demand for technical support services; our ability to maintain a strong brand; delays in the introduction of new products; increased foreign research and development operations; reliance on software licensed from third parties; our ability to attract and retain talented employees; claims that we have infringed the intellectual property rights of others; adverse results in legal disputes; our ability to protect our confidential information; impairment of goodwill or amortizable intangible assets causing a charge to earnings; exposure to increased economic and regulatory uncertainties from operating a global business; cancellations or reductions in the scope of our engagements with professional services clients; and uncertain economic conditions and reductions in IT spending.

A detailed discussion of these and other factors that could affect our results is included in our SEC filings, including, but not limited to, our Annual Report on Form 10-K for the Fiscal Year Ended October 31, 2008 filed with the SEC on December 23, 2008, which may be obtained by calling (800) 317- 3195, or at our Investor Relations web page at www.novell.com/company/ir.

We expressly disclaim any obligation, except as required by law, or undertaking to update or revise any forward-looking statements contained in this press release to reflect any change of expectations with regard thereto or to reflect any change in events, conditions, or circumstances on which any such forward-looking statement is based, in whole or in part.

About Novell
Novell, Inc. (NASDAQ: NOVL) delivers an interoperable Linux* platform and a portfolio of integrated IT management software designed to help customers around the world reduce cost, complexity and risk. With our infrastructure software and ecosystem of partnerships, Novell harmoniously integrates mixed IT environments, allowing people and technology to work as one. For more information, visit www.novell.com.

_________________

Novell and the Novell logo are registered trademarks and SLES is a trademark of Novell, Inc. in the United States and other countries. *All third party marks are the property of their respective owners.

Press Contact:
Ian Bruce
Novell, Inc.
Phone: 781-464-8034
E-Mail: ibruce@novell.com

Investor Relations Contact:
Susan Walker White
Novell, Inc.
Phone: 800-317-3195
E-Mail: swhite@novell.com

                                                                                                                   Page 6 of 12
                                                      Novell, Inc.
                                Consolidated Unaudited Condensed Statements of Operations
                                        (In thousands, except per share data)

                                                            Fiscal Quarter Ended                     Fiscal Year Ended
                                                      ---------------------------------       ---------------------------------
                                                       Oct 31, 2009       Oct 31, 2008         Oct 31, 2009       Oct 31, 2008
                                                      --------------     --------------       --------------     --------------
Net revenue:
  Software licenses                                    $     31,382       $     51,362         $    116,919       $    188,983
  Maintenance and subscriptions                             159,902            159,656              640,745            616,493
  Services (1)                                               24,351             33,718              104,521            151,037
                                                      --------------     --------------       --------------     --------------
Total net revenue                                           215,635            244,736              862,185            956,513
                                                      --------------     --------------       --------------     --------------

Cost of revenue:
  Software licenses                                           3,464              4,791               11,140             17,230
  Maintenance and subscriptions                              14,120             12,865               53,036             49,114
  Services                                                   30,085             39,587              122,655            168,895
                                                      --------------     --------------       --------------     --------------
Total cost of revenue                                        47,669             57,243              186,831            235,239
                                                      --------------     --------------       --------------     --------------

Gross profit                                                167,966            187,493              675,354            721,274
                                                      --------------     --------------       --------------     --------------

Operating expenses:
  Sales and marketing                                        68,760             90,858              295,998            368,719
  Product development                                        45,756             50,455              181,383            191,547
  General and administrative                                 26,948             27,014              102,172            110,723
  Other operating expenses (2)                              285,636             25,509              302,293             45,509
                                                      --------------     --------------       --------------     --------------
Total operating expenses                                    427,100            193,836              881,846            716,498

(Loss) income from operations                              (259,134)            (6,343)            (206,492)             4,776
  Operating margin %                                        -120.2%              -2.6%               -23.9%               0.5%

Other income, net:
  Interest income, net                                        3,208              7,416               15,275             41,223
  Other                                                      (2,392)           (15,546)             (12,757)           (23,121)
                                                      --------------     --------------       --------------     --------------
Total other income, net                                         816             (8,130)               2,518             18,102
                                                      --------------     --------------       --------------     --------------

(Loss) income from continuing operations before taxes      (258,318)           (14,473)            (203,974)            22,878

Income tax (benefit) expense                                 (2,629)             3,291               10,666             35,217
                                                      --------------     --------------       --------------     --------------

Loss from continuing operations                            (255,689)           (17,764)            (214,640)           (12,339)

Income from discontinued operations before taxes                  -              1,473                1,904              2,758
Income tax benefit on discontinued operations                     -                  -                    -               (836)
                                                      --------------     --------------       --------------     --------------
Income from discontinued operations                               -              1,473                1,904              3,594

Net loss                                               $   (255,689)      $    (16,291)        $   (212,736)      $     (8,745)
                                                      ==============     ==============       ==============     ==============

Basic loss per share:

  Continuing operations                                $      (0.74)      $      (0.05)        $      (0.62)      $      (0.04)

  Net loss                                             $      (0.74)      $      (0.05)        $      (0.62)      $      (0.02)

Weighted average shares                                     347,043            345,038              345,493            350,207

(1) Services includes professional services, technical support and training services.

(2) See Page 9 of 12 for a detail of other operating expenses.

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                Page 7 of 12

                                         Novell, Inc.
                        Consolidated Unaudited Condensed Balance Sheets
                                        (In thousands)

                                                        Oct 31, 2009           Oct 31, 2008
                                                       --------------         --------------
Assets

  Current assets:
    Cash and cash equivalents                           $    591,656            $   680,034
    Short-term investments                                   391,809                387,813
    Restricted cash                                           53,033                 52,701
    Receivables, net                                         177,898                193,088
    Prepaid expenses                                          33,915                 34,365
    Current deferred tax assets                                5,521                  5,685
    Other current assets                                      26,747                 32,006
                                                       --------------          -------------
  Total current assets                                     1,280,579              1,385,692

  Property, plant and equipment, net                         170,459                174,978
  Long-term investments                                       10,303                 14,972
  Goodwill                                                   356,033                582,117
  Intangible assets, net                                      36,621                 53,320
  Deferred income taxes                                       26,717                 36,244
  Other assets                                                22,196                 22,026
                                                       --------------          -------------

  Total assets                                          $  1,902,908            $ 2,269,349
                                                       ==============          =============

Liabilities and Stockholders' Equity

  Current liabilities:
    Accounts payable                                    $     37,628            $    36,982
    Accrued compensation                                     101,031                102,317
    Other accrued liabilities                                 97,154                108,929
    Income taxes payable                                           -                 22,563
    Senior convertible debentures                                  -                125,668
    Deferred revenue                                         495,245                503,174
                                                       --------------          -------------
  Total current liabilities                                  731,058                899,633

  Deferred income taxes                                        8,403                 11,725
  Other long-term liabilities                                 35,399                 43,587
  Long-term deferred revenue                                 193,526                226,876
                                                       --------------          -------------

  Total liabilities                                          968,386              1,181,821

  Stockholders' equity                                       934,522              1,087,528
                                                       --------------          -------------

  Total liabilities and stockholders' equity            $  1,902,908            $ 2,269,349
                                                       ==============          =============

                                                                                                                                 Page 8 of 12

                                                                   Novell, Inc.
                                           Consolidated Unaudited Condensed Statements of Cash Flows
                                                                  (In thousands)

                                                                                Fiscal Quarter Ended                   Fiscal Year Ended
                                                                           -------------------------------      -------------------------------
                                                                            Oct 31, 2009     Oct 31, 2008        Oct 31, 2009     Oct 31, 2008
                                                                           --------------   --------------      --------------   --------------

Cash flows from operating activities
  Net loss                                                                  $   (255,689)    $    (16,291)       $   (212,736)    $     (8,745)
  Adjustments to reconcile net loss to net cash provided by
   operating activities:
    Stock-based compensation expense                                               5,683            8,448              25,881           33,818
    Depreciation and amortization                                                  9,657           12,065              40,675           42,892
    Change in accounts receivable allowances                                         827             (649)                444             (254)
    Utilization of previously reserved acquired net operating losses               2,125                -               2,580            5,026
    Purchased in-process research and development                                      -                -                   -            2,700
    Net gain on sale of property, plant and equipment                             (2,199)               -              (2,199)               -
    Gain on debenture repurchases                                                      -           (4,062)                (11)          (4,606)
    Gain on discontinued operations, before taxes                                      -           (1,473)             (1,904)          (2,653)
    Impairment of investments                                                          -           15,536               5,466           30,024
    Gain on sale of previously impaired long-term investments                       (300)          (1,969)               (300)          (1,969)
    Impairment of goodwill and intangible assets                                 279,135            7,664             279,135            7,664
    (Gain) loss on sale of subsidiaries                                                -             (117)                (16)           3,694
  Changes in current assets and liabilities, excluding the
   effect of acquisitions and dispositions                                        12,179           56,469             (68,245)         (51,721)
                                                                           --------------   --------------       -------------   --------------

 Net cash provided by operating activities                                        51,418           75,621              68,770           55,870
                                                                           --------------   --------------       -------------   --------------

Cash flows from investing activities
  Purchases of property, plant and equipment                                      (7,324)          (9,193)            (22,087)         (37,716)
  Net proceeds from the sale of property, plant and equipment                     10,748                -              10,748                -
  Short-term investment activity                                                  (5,199)          (3,337)              5,100          355,923
  Long-term investment activity                                                      300            3,020               4,209           24,757
  Change in restricted cash                                                          (25)            (291)               (332)         (52,701)
  Net cash proceeds from sale of discontinued operations                               -            1,473               1,036              564
  Net cash proceeds (distributions) from subsidiary sales                              -            6,256                   -             (171)
  Cash paid for acquisitions, net of cash acquired                                     -                -             (48,472)        (219,553)
  Purchases of intangible assets                                                       -           (6,000)                  -          (12,000)
  Other                                                                            1,330           (9,347)              7,228           (5,793)
                                                                           --------------   --------------       -------------   --------------

 Net cash (used in) provided by investing activities                                (170)         (17,419)            (42,570)          53,310
                                                                           --------------   --------------       -------------   --------------

Cash flows from financing activities
  Issuances of common stock                                                          641              679               3,566           13,297
  Excess tax effects from stock-based compensation                                    13            1,691              (2,775)          18,500
  Common stock repurchases/retirements                                                 -          (22,157)                  -          (66,820)
  Debt (repayment) issuance                                                       (4,087)           4,795              (4,658)           4,795
  Debenture repurchases                                                                -         (314,043)           (125,537)        (456,500)
                                                                           --------------   --------------       -------------   --------------

 Net cash used in financing activities                                            (3,433)        (329,035)           (129,404)        (486,728)
                                                                           --------------   --------------       -------------   --------------

Increase (decrease) in cash and cash equivalents                                  47,815         (270,833)           (103,204)        (377,548)
Effect of foreign currency exchange rate fluctuations                              6,977          (22,970)             14,826          (22,237)
Cash and cash equivalents - beginning of period                                  536,864          973,837             680,034        1,079,819
                                                                           --------------   --------------       -------------   --------------

Cash and cash equivalents - end of period                                   $    591,656     $    680,034         $   591,656     $    680,034
                                                                           ==============   ==============       =============   ==============

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                   Page 9 of 12

                                                                     Novell, Inc.
                                                  Unaudited Non-GAAP Adjusted Income From Operations
                                                          (In thousands, except per share data)

                                                                Fiscal Quarter Ended                  Fiscal Year Ended
                                                           -------------------------------     -------------------------------
                                                            Oct 31, 2009     Oct 31, 2008       Oct 31, 2009     Oct 31, 2008
                                                           --------------   --------------     --------------   --------------

 GAAP (loss) income from operations                         $   (259,134)    $     (6,343)      $   (206,492)    $    $ 4,776
                                                           --------------   --------------     --------------   --------------

   Adjustments:
    Stock-based compensation expense:
       Cost of revenue                                               512              926              2,649            3,621
       Sales and marketing                                         1,659            2,734              7,015           10,134
       Product development                                         1,721            2,463              9,332           10,363
       General and administrative                                  1,791            2,325              6,885            9,700
                                                           --------------   --------------     --------------   --------------
         Sub-total                                                 5,683            8,448             25,881           33,818
                                                           --------------   --------------     --------------   --------------

     Acquisition-related intangible asset amortization:
       Cost of revenue                                             2,098            3,183              9,984            9,217
       Sales and marketing                                         2,706            1,341              7,296            3,771
                                                           --------------   --------------     --------------   --------------
         Sub-total                                                 4,804            4,524             17,280           12,988
                                                           --------------   --------------     --------------   --------------

     Other operating expenses (income):
       Restructuring expenses                                      8,700           17,316             25,200           28,645
       IT outsourcing transition costs                                 -                -                173                -
       Litigation-related expense                                      -              500                  -            1,250
       Purchased in-process research and development                   -                -                  -            2,700
       Acquisition integration costs                                   -              146                  -            1,556
       (Gain) loss on sale of subsidiaries                             -             (117)               (16)           3,694
       Net gain on sale of property, plant and equipment          (2,199)               -             (2,199)               -
       Impairment of goodwill and intangible assets              279,135            7,664            279,135            7,664
                                                           --------------   --------------     --------------   --------------
         Sub-total                                               285,636           25,509            302,293           45,509
                                                           --------------   --------------     --------------   --------------

   Total operating adjustments                                   296,123           38,481            345,454           92,315

 Non-GAAP income from operations                            $     36,989     $     32,138       $    138,962     $     97,091
                                                           ==============   ==============     ==============   ==============
  Operating margin %                                               17.2%            13.1%              16.1%            10.2%

------------------------------------------------------------------------------------------------------------------------------

                                                                     Novell, Inc.
                                                       Unaudited Non-GAAP Adjusted Net Income
                                                        (In thousands, except per share data)

                                                                Fiscal Quarter Ended                  Fiscal Year Ended
                                                           -------------------------------     -------------------------------
                                                            Oct 31, 2009     Oct 31, 2008       Oct 31, 2009     Oct 31, 2008
                                                           --------------   --------------     --------------   --------------

 GAAP net loss                                              $   (255,689)    $    (16,291)      $   (212,736)    $     (8,745)
                                                           --------------   --------------     --------------   --------------

   Operating adjustments (detailed above)                        296,123           38,481            345,454           92,315
   Non-operating expenses (income) adjustments:
       Gain on debenture repurchases                                   -           (4,062)               (11)          (4,606)
       Impairment of investments                                       -           15,536              5,466           30,024
       Gain on sale of previously impaired
         long-term investments                                      (300)          (1,969)              (300)          (1,969)
                                                           --------------   --------------     --------------   --------------
         Sub-total                                                  (300)           9,505              5,155           23,449
                                                           --------------   --------------     --------------   --------------

   Total pre-tax adjustments                                     295,823           47,986            350,609          115,764

   Income tax adjustments                                         (2,130)          (8,020)           (19,219)         (12,065)

   Income from discontinued operations, net of taxes                   -           (1,473)            (1,904)          (3,594)
                                                           --------------   --------------     --------------   --------------

   Total net adjustments                                         293,693           38,493            329,486          100,105

 Non-GAAP net income and non-GAAP income
   from continuing operations                               $     38,004     $     22,202       $    116,750     $     91,360
                                                           ==============   ==============     ==============   ==============

 GAAP net loss per share                                    $      (0.74)    $      (0.05)      $      (0.62)    $      (0.02)
     Total adjustments detailed above                               0.85             0.11               0.96             0.28
                                                           --------------   --------------     --------------   --------------

 Non-GAAP net income per share and non-GAAP
   income from continuing operations per share              $       0.11     $       0.06       $       0.34     $       0.26
                                                           ==============   ==============     ==============   ==============

 GAAP weighted average shares                                    347,043          345,038            345,493          350,207

     Change from basic to diluted weighted average shares          1,707            1,111              2,328            1,461
                                                           --------------   --------------     --------------   --------------

 Non-GAAP weighted average shares                                348,750          346,149            347,821          351,668
                                                           ==============   ==============     ==============   ==============

 Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                 Page 10 of 12

                                                                       Novell, Inc.
                                                    Consolidated Unaudited Condensed Segment Results
                                                           (in thousands, except per share data)

                                                                       Fiscal Quarter Ended October 31, 2009
                                    -----------------------------------------------------------------------------------------------------------

                                                          Identity           Systems
                                    Open Platform       and Security       and Resource                           Common
                                      Solutions     %    Management    %    Management    %    Workgroup    %   Unallocated    Total       %
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------
Net revenue:
  Software licenses                  $        21    0.0  $   10,786   26.2  $    8,623   18.8  $  11,952   14.2  $       -   $  31,382    14.6
  Maintenance and subscriptions           40,990   92.1      21,387   52.0      31,812   69.3     65,713   78.1          -     159,902    74.2
  Services                                 3,497    7.9       8,919   21.7       5,443   11.9      6,492    7.7          -      24,351    11.3
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------
Total net revenue                         44,508  100.0      41,092  100.0      45,878  100.0     84,157  100.0          -     215,635   100.0
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------

Cost of revenue:
  Software licenses                            1    0.0       1,372    3.3       1,128    2.5        570    0.7        393       3,464     1.6
  Maintenance and subscriptions            2,106    4.7       2,722    6.6       4,164    9.1      3,132    3.7      1,996      14,120     6.5
  Services                                 5,818   13.1       9,277   22.6       5,383   11.7      9,386   11.2        221      30,085    14.0
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------
Total cost of revenue                      7,925   17.8      13,371   32.5      10,675   23.3     13,088   15.6      2,610      47,669    22.1
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------

Gross profit                              36,583   82.2      27,721   67.5      35,203   76.7     71,069   84.4     (2,610)    167,966    77.9
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------

Operating expenses:
  Sales and marketing                          -      -           -      -           -      -          -      -     68,760      68,760    31.9
  Product development                     13,581   30.5      10,156   24.7      11,340   24.7      8,958   10.6      1,721      45,756    21.2
  General and administrative                   -      -           -      -           -      -          -      -     26,948      26,948    12.5
  Other operating expenses                     -      -           -      -           -      -          -      -    285,636     285,636   132.5
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------
Total operating expenses                  13,581   30.5      10,156   24.7      11,340   24.7      8,958   10.6    383,065     427,100   198.1
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------

Income (loss) from operations        $    23,002   51.7  $   17,565   42.7  $   23,863   52.0  $  62,111   73.8  $(385,675)  $(259,134) (120.2)
                                    ============= ===== ============ ===== ============ ===== =========== ===== =========== =========== =======

                                                                       Fiscal Quarter Ended July 31, 2009
                                    -----------------------------------------------------------------------------------------------------------

                                                          Identity           Systems
                                    Open Platform       and Security       and Resource                           Common
                                      Solutions     %    Management    %    Management    %    Workgroup    %   Unallocated    Total       %
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------
Net revenue:
  Software licenses                  $        73    0.2  $    7,929   20.7  $    7,527   16.5  $  11,491   13.1  $       -   $  27,020    12.5
  Maintenance and subscriptions           39,868   90.1      22,336   58.2      32,469   71.2     69,026   78.5          -     163,699    75.8
  Services                                 4,307    9.7       8,102   21.1       5,584   12.3      7,372    8.4          -      25,365    11.7
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------
Total net revenue                         44,248  100.0      38,367  100.0      45,580  100.0     87,889  100.0          -     216,084   100.0
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------

Cost of revenue:
  Software licenses                            3    0.0         977    2.5         861    1.9        538    0.6        391       2,770     1.3
  Maintenance and subscriptions            1,605    3.6       2,753    7.2       3,713    8.1      3,230    3.7      2,371      13,672     6.3
  Services                                 6,359   14.4       8,851   23.1       5,384   11.8      9,757   11.1        190      30,541    14.1
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------
Total cost of revenue                      7,967   18.0      12,581   32.8       9,958   21.8     13,525   15.4      2,952      46,983    21.7
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------

Gross profit                              36,281   82.0      25,786   67.2      35,622   78.2     74,364   84.6     (2,952)    169,101    78.3
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------

Operating expenses:
  Sales and marketing                          -      -           -      -           -      -          -      -     74,647      74,647    34.5
  Product development                     12,849   29.0       9,859   25.7      11,027   24.2      9,131   10.4      2,817      45,683    21.1
  General and administrative                   -      -           -      -           -      -          -      -     25,997      25,997    12.0
  Other operating expenses                     -      -           -      -           -      -          -      -      1,400       1,400     0.6
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------
Total operating expenses                  12,849   29.0       9,859   25.7      11,027   24.2      9,131   10.4    104,861     147,727    68.4
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------

Income (loss) from operations        $    23,432   53.0  $   15,927   41.5  $   24,595   54.0  $  65,233   74.2  $(107,813)  $  21,374     9.9
                                    ============= ===== ============ ===== ============ ===== =========== ===== =========== =========== =======

                                                                       Fiscal Quarter Ended October 31, 2008
                                    -----------------------------------------------------------------------------------------------------------

                                                          Identity           Systems
                                    Open Platform       and Security       and Resource                           Common
                                      Solutions     %    Management    %    Management    %    Workgroup    %   Unallocated    Total       %
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------
Net revenue:
  Software licenses                  $         -      -  $   16,042   31.9  $   13,650   27.3  $  21,670   21.1  $       -   $  51,362    21.0
  Maintenance and subscriptions           36,849   88.5      21,283   42.3      31,467   62.9     70,057   68.2          -     159,656    65.2
  Services                                 4,809   11.5      12,976   25.8       4,914    9.8     11,019   10.7          -      33,718    13.8
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------
Total net revenue                         41,658  100.0      50,301  100.0      50,031  100.0    102,746  100.0          -     244,736   100.0
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------

Cost of revenue:
  Software licenses                            -      -       2,036    4.0       1,210    2.4        788    0.8        757       4,791     2.0
  Maintenance and subscriptions            2,476    5.9       2,701    5.4       2,790    5.6      2,547    2.5      2,351      12,865     5.3
  Services                                 7,215   17.3      14,540   28.9       4,512    9.0     12,319   12.0      1,001      39,587    16.2
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------
Total cost of revenue                      9,691   23.3      19,277   38.3       8,512   17.0     15,654   15.2      4,109      57,243    23.4
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------

Gross profit                              31,967   76.7      31,024   61.7      41,519   83.0     87,092   84.8     (4,109)    187,493    76.6
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------

Operating expenses:
  Sales and marketing                          -      -           -      -           -      -          -      -     90,858      90,858    37.1
  Product development                     14,438   34.7      10,448   20.8      12,342   24.7     10,764   10.5      2,463      50,455    20.6
  General and administrative                   -      -           -      -           -      -          -      -     27,014      27,014    11.0
  Other operating expenses                     -      -           -      -           -      -          -      -     25,509      25,509    10.4
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------
Total operating expenses                  14,438   34.7      10,448   20.8      12,342   24.7     10,764   10.5    145,844     193,836    79.2
                                    ------------- ----- ------------ ----- ------------ ----- ----------- ----- ----------- ----------- -------

Income (loss) from operations        $    17,529   42.1  $   20,576   40.9  $   29,177   58.3  $  76,328   74.3  $(149,953)  $  (6,343)   (2.6)
                                    ============= ===== ============ ===== ============ ===== =========== ===== =========== =========== =======

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                        Page 11 of 12
                                                                              Novell, Inc.
                                           Unaudited Trended Segment Revenue by Software Licenses and Maintenance and Services
                                                                            (In thousands)

                                                            Fiscal Year                                       Fiscal Year                      Change from
                                             Q4 2008%      2008       %    Q3 2009    %    Q4 2009%      2009       %     Q4 2008 to Q4 2009  FY 2008 to FY 2009
                                            --------- ----- ----------- ----- --------- ----- --------- ----- ----------- -----   ------------------  ------------------
Open platform solutions
  Linux platform products
    Software licenses                        $      -     -   $       -     -  $      -     -  $      -     -  $        -     -    $      -       -    $      -       -
    Maintenance and subscriptions              34,301  14.0     123,386  12.9    38,240  17.7    39,011  18.1     149,162  17.3       4,710    13.7      25,776    20.9
                                            --------- ----- ----------- ----- --------- ----- --------- ----- ----------- -----   ---------- -------  ---------- -------
                                               34,301  14.0     123,386  12.9    38,240  17.7    39,011  18.1     149,162  17.3       4,710    13.7      25,776    20.9
  Other open platform products
    Software licenses                               -     -         164   0.0        73   0.0        21   0.0         125   0.0          21       -         (39)  (23.8)
    Maintenance and subscriptions               2,548   1.0       9,576   1.0     1,628   0.8     1,979   0.9       7,592   0.9        (569)  (22.3)     (1,984)  (20.7)
                                            --------- ----- ----------- ----- --------- ----- --------- ----- ----------- -----   ---------- -------  ---------- -------
                                                2,548   1.0       9,740   1.0     1,701   0.8     2,000   0.9       7,717   0.9        (548)  (21.5)     (2,023)  (20.8)

Total open platform solutions                  36,849  15.1     133,126  13.9    39,941  18.5    41,011  19.0     156,879  18.2       4,162    11.3      23,753    17.8

Identity and security management
  Identity, access and compliance management
    Software licenses                          15,439   6.3      53,956   5.6     7,542   3.5    10,360   4.8      31,908   3.7      (5,079)  (32.9)    (22,048)  (40.9)
    Maintenance and subscriptions              19,370   7.9      70,321   7.4    20,729   9.6    19,606   9.1      80,340   9.3         236     1.2      10,019    14.2
                                            --------- ----- ----------- ----- --------- ----- --------- ----- ----------- -----   ---------- -------  ---------- -------
                                               34,809  14.2     124,277  13.0    28,271  13.1    29,966  13.9     112,248  13.0      (4,843)  (13.9)    (12,029)   (9.7)
  Other identity and security management
    Software licenses                             603   0.2       2,667   0.3       387   0.2       426   0.2       1,965   0.2        (177)  (29.4)       (702)  (26.3)
    Maintenance and subscriptions               1,913   0.8      10,301   1.1     1,607   0.7     1,781   0.8       6,837   0.8        (132)   (6.9)     (3,464)  (33.6)
                                            --------- ----- ----------- ----- --------- ----- --------- ----- ----------- -----   ---------- -------  ---------- -------
                                                2,516   1.0      12,968   1.4     1,994   0.9     2,207   1.0       8,802   1.0        (309)  (12.3)     (4,166)  (32.1)

Total identity and security management         37,325  15.3     137,245  14.3    30,265  14.0    32,173  14.9     121,050  14.0      (5,152)  (13.8)    (16,195)  (11.8)

Systems and resource management
    Software licenses                          13,650   5.6      48,126   5.0     7,527   3.5     8,623   4.0      33,806   3.9      (5,027)  (36.8)    (14,320)  (29.8)
    Maintenance and subscriptions              31,467  12.9     122,040  12.8    32,469  15.0    31,812  14.8     126,963  14.7         345     1.1       4,923     4.0

Total systems and resource management          45,117  18.4     170,166  17.8    39,996  18.5    40,435  18.8     160,769  18.6      (4,682)  (10.4)     (9,397)   (5.5)

Workgroup
  OES and NetWare-related
    Software licenses                          10,364   4.2      39,379   4.1     5,129   2.4     5,504   2.6      20,232   2.3      (4,860)  (46.9)    (19,147)  (48.6)
    Maintenance and subscriptions              41,425  16.9     166,496  17.4    40,058  18.5    38,080  17.7     157,524  18.3      (3,345)   (8.1)     (8,972)   (5.4)
                                            --------- ----- ----------- ----- --------- ----- --------- ----- ----------- -----   ---------- -------  ---------- -------
                                               51,789  21.2     205,875  21.5    45,187  20.9    43,584  20.2     177,756  20.6      (8,205)  (15.8)    (28,119)  (13.7)
  Collaboration
    Software licenses                           7,424   3.0      28,320   3.0     4,468   2.1     3,827   1.8      14,822   1.7      (3,597)  (48.5)    (13,498)  (47.7)
    Maintenance and subscriptions              21,928   9.0      85,462   8.9    21,877  10.1    20,477   9.5      85,123   9.9      (1,451)   (6.6)       (339)   (0.4)
                                            --------- ----- ----------- ----- --------- ----- --------- ----- ----------- -----   ---------- -------  ---------- -------
                                               29,352  12.0     113,782  11.9    26,345  12.2    24,304  11.3      99,945  11.6      (5,048)  (17.2)    (13,837)  (12.2)
  Other workgroup
    Software licenses                           3,882   1.6      16,371   1.7     1,894   0.9     2,621   1.2      14,061   1.6      (1,261)  (32.5)     (2,310)  (14.1)
    Maintenance and subscriptions               6,704   2.7      28,911   3.0     7,091   3.3     7,156   3.3      27,204   3.2         452     6.7      (1,707)   (5.9)
                                            --------- ----- ----------- ----- --------- ----- --------- ----- ----------- -----   ---------- -------  ---------- -------
                                               10,586   4.3      45,282   4.7     8,985   4.2     9,777   4.5      41,265   4.8        (809)   (7.6)     (4,017)   (8.9)

Total workgroup                                91,727  37.5     364,939  38.2    80,517  37.3    77,665  36.0     318,966  37.0     (14,062)  (15.3)    (45,973)  (12.6)

Total software licenses, maintenance
  and subscriptions
    Software licenses                          51,362  21.0     188,983  19.8    27,020  12.5    31,382  14.6     116,919  13.6     (19,980)  (38.9)    (72,064)  (38.1)
    Maintenance and subscriptions             159,656  65.2     616,493  64.5   163,699  75.8   159,902  74.2     640,745  74.3         246     0.2      24,252     3.9
                                            --------- ----- ----------- ----- --------- ----- --------- ----- ----------- -----   ---------- -------  ---------- -------
Total product revenue                         211,018  86.2     805,476  84.2   190,719  88.3   191,284  88.7     757,664  87.9     (19,734)   (9.4)    (47,812)   (5.9)
                                            --------- ----- ----------- ----- --------- ----- --------- ----- ----------- -----   ---------- -------  ---------- -------

Services                                       33,718  13.8     151,037  15.8    25,365  11.7    24,351  11.3     104,521  12.1      (9,367)  (27.8)    (46,516)  (30.8)
                                            --------- ----- ----------- ----- --------- ----- --------- ----- ----------- -----   ---------- -------  ---------- -------

Total net revenue                           $ 244,736 100.0  $  956,513 100.0 $ 216,084 100.0 $ 215,635 100.0  $  862,185 100.0    $(29,101)  (11.9)   $(94,328)   (9.9)
                                            ========= ===== =========== ===== ========= ===== ========= ===== =========== =====   ========== =======  ========== =======

Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                  Page 12 of 12
                                             Novell, Inc.
                   Major IT Software and Solutions Included Within Reported Line Items

                        Open Platform Solutions

                              Linux Platform Products

                                    > SUSE LINUX Enterprise Server
                                    > SUSE LINUX Enterprise Desktop

                              Other Open Platform Products

                                    > openSUSE
                                    > SUSE Engineering

                        Identity and Security Management

                              Identity, Access and Compliance Management

                                    > Identity Manager
                                    > SecureLogin
                                    > Access Manager
                                    > Sentinel

                              Other Identity and Security Management

                                    > eDirectory

                        Systems and Resource Management

                              > ZENworks Suite
                              > ZENworks Patch Management
                              > ZENworks Asset Management
                              > ZENworks Linux Management
                              > ZENworks Configuration Management
                              > PlateSpin
                              > Managed Objects

                        Workgroup

                               Open Enterprise Server and NetWare-Related

                                    > Open Enterprise Server (OES)
                                    > NetWare
                                    > Cluster Services

                              Collaboration

                                    > GroupWise
                                    > Teaming + Conferencing

                              Other Workgroup

                                    > BorderManager

                        Services

                              > Professional Services
                              > Technical Support Services
                              > Training Services